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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 8, 2000
                                ----------------
                Date of Report (Date of earliest event reported)


                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                    1-12230                    04-2865714
                    -------                    ----------
           (Commission File Number) (IRS Employer Identification No.)


                          580 Myles Standish Boulevard
                          Taunton, Massachusetts 02780
                          ----------------------------
                    (Address of Principal Executive Offices)


                                 (508) 823-0707
                                 --------------
              (Registrant's telephone number, including area code)

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Item 4.  Change in Registrant's Certifying Accountant
         --------------------------------------------

         On November 8, 2000, by mutual understanding the Registrant and BDO Seidman, LLP ("BDO Seidman") agreed that BDO Seidman would no longer serve as the Registrant's independent accountants. Such decision has been approved by the Registrant's Board of Directors and Audit Committee.

         BDO Seidman's reports on the financial statements for the Registrant's fiscal years ended December 31, 1999 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Registrant and BDO Seidman during the 1998 and 1999 fiscal years and the subsequent interim periods on any matters of accounting principles or practices, financial statements or disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreements in connection with its reports. In addition, there were no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K, during the 1998 and 1999 fiscal years and the subsequent interim periods.

         On November 8, 2000, the Registrant engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants for the Registrant's fiscal year ending December 31, 2000. During the 1998 and 1999 fiscal years and the subsequent interim periods, the Registrant did not consult with Ernst & Young on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) the subject matter of a disagreement or "reportable event."

         Attached hereto as Exhibit 16 is a letter from BDO Seidman confirming that such firm agrees with the statements herein that relate to BDO Seidman.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        Exhibit 16     Letter to Securities and Exchange Commission from
                       BDO Seidman


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 14, 2000                    ADVANCED DEPOSITION
                                               TECHNOLOGIES, INC.


                                            By /s/ Glenn J. Walters
                                              -----------------------------
                                               Glenn J. Walters
                                               Chief Executive Officer